UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:
[   ] Preliminary Information Statement
[X] Definitive Information Statement
[   ] Confidential for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

Track Group, Inc.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[   ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:
(2)   Aggregate number of securities to which transaction applies:
(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4)  Proposed maximum aggregate value of transaction:
(5)  Total fee paid:

[   ] Fee previously paid with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:
(2)  Form, Schedule or Registration Statement No.:
(3)  Filing Party:
(4)  Date Filed:

405 South Main Street, Suite 700
Salt Lake City, Utah 84111
Tel. (801) 451-6141

NOTICE OF ACTION BY WRITTEN CONSENT OF HOLDERS OF
A MAJORITY OF THE OUTSTANDING VOTING STOCK OF TRACK GROUP, INC.

July 5, 2016

Dear Track Group, Inc. Stockholder:

The enclosed Information Statement is being distributed to the holders of record of common stock, par value $0.0001 per share (“Common Stock”), of Track Group, Inc., a Utah corporation (the “Company” or “we”), as of the close of business on June 30, 2016 (the “Record Date”) under Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purpose of the enclosed Information Statement is to inform our stockholders of action taken by written consent by the holder of a majority of our outstanding voting stock. The enclosed Information Statement shall be considered the notice required under Section 704 of the Utah Revised Business Corporations Act.

Both our Board of Directors and the holder of a majority of our outstanding voting stock, acting by written consent, have approved a change of the Company’s state of incorporation from the State of Utah to the State of Delaware (the “Reincorporation”), and, in connection with the Reincorporation, the adoption of a new certificate of incorporation and new bylaws, each under the laws of the State of Delaware (the “Delaware Governing Documents”).

We have received all stockholder approval required under the Utah Revised Business Corporations Act, our Articles of Incorporation and Amended and Restated Bylaws to approve the Reincorporation. Our Board of Directors is not soliciting your consent or your proxy in connection with this action, and no consents or proxies are being requested from stockholders. The Reincorporation and adoption of the Delaware Governing Documents will not become effective until 20 calendar days after the enclosed Information Statement is first mailed or otherwise delivered to our stockholders entitled to receive notice thereof.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS, AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN, PURSUANT TO SECTION 14(C) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Important Notice Regarding the Availability of Information Statement Materials in Connection with this Notice of Written Consent: The Information Statement is available at: http://www.trackgrp.com/about-us/investor-relations.

We will furnish a copy of this Information Statement, without charge, to any stockholder upon written request to the following address: 405 South Main Street, Suite 700, Salt Lake City, Utah 84111, Attention: General Counsel.

By order of the Board of Directors,

Guy Dubois
Executive Committee Member, Acting Chief Executive Officer

405 South Main Street, Suite 700
Salt Lake City, Utah 84111
Tel. (801) 451-6141
_____________________________________________________________________________________________

INFORMATION STATEMENT
_____________________________________________________________________________________________

WE ARE NOT ASKING YOU FOR A CONSENT OR PROXY AND
YOU ARE REQUESTED NOT TO SEND US A CONSENT OR PROXY.

INTRODUCTION

This Information Statement advises stockholders of Track Group, Inc. (the “Company”) of the approval by the Company’s Board of Directors, and by written consent of the holder of a majority of the Company’s voting stock (the “Majority Stockholder”), of a change of the Company’s state of incorporation from the State of Utah to the State of Delaware (the “Reincorporation”), and, in connection with the Reincorporation, the adoption of a new Certificate of Incorporation (the “Delaware Charter”) and new Bylaws (the “Delaware Bylaws”), each under the laws of the State of Delaware (the Delaware Charter and the Delaware Bylaws collectively referred to herein as the “Delaware Governing Documents”). Copies of the Delaware Governing Documents are attached to this Information Statement as Appendix A and B.

 The Reincorporation will become effective upon the filing of Articles of Transfer with the Utah Division of Corporations and Commercial Code, in substantially the form attached hereto as Appendix C (the “Utah Articles of Transfer”), followed immediately by the filing of the certificate of conversion, in substantially the form attached hereto as Appendix D (the “Delaware Certificate of Conversion”), and the Delaware Charter with the Delaware Division of Corporations. No action with respect to the Reincorporation, including the filing of the Utah Articles of Transfer, the Delaware Certificate of Conversion and the Delaware Charter, will occur less than 20 days after the date this Information Statement to first mailed to or otherwise delivered to our stockholders.

AUTHORIZATION BY THE BOARD OF DIRECTORS AND THE MAJORITY STOCKHOLDER

Under the Utah Revised Business Corporations Act and the Company’s Amended and Restated Bylaws, any action that can be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote if the holders of outstanding stock, having not less than the minimum number of votes necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present, consent to such action in writing. Currently, only holders of our common stock, par value $0.0001 per share (“Common Stock”), are entitled to vote on such matters, and, accordingly, approval of the Reincorporation required the affirmative vote or written consent of a majority of the issued and outstanding shares of our Common Stock. On the Record Date, the Company had 10,305,211 shares of Common Stock issued and outstanding, with the holders thereof being entitled to cast one vote per share.

Our Board of Directors unanimously approved the Reincorporation and the adoption of the Delaware Governing Documents by written consent on May 31, 2016, subject to stockholder approval, and on June 1, 2016, we received approval, by written consent, of the Reincorporation from the Majority Stockholder who owns approximately 50.19% of our issued and outstanding shares of Common Stock.

Accordingly, we have obtained all corporate approval required for the Reincorporation. We are not seeking written consent of the Reincorporation from any other stockholder, and other stockholders will not be given an opportunity to vote with respect to the Reincorporation or the adoption of the Delaware Governing Documents. This Information Statement is furnished solely for the purposes of advising stockholders of the action approved by written consent and giving stockholders notice of the Reincorporation, as required by the Utah Revised Business Corporations Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Reincorporation was approved by the holder of a majority of the Company’s voting stock. As such, there will be no stockholders’ meeting, and representatives of the principal accountants for the current year and for the most recently completed fiscal year will not have the opportunity to make a statement if they desire to do so and will not be available to respond to appropriate questions from our stockholders.

We will, following the expiration of the 20-day period mandated by Rule 14c of the Exchange Act and the provisions of the Utah Revised Business Corporations Act, complete the Reincorporation by filing the Utah Articles of Transfer with the Utah Division of Corporations and Commercial Code, and the Delaware Certificate of Conversion and the Delaware Charter with the Delaware Division of Corporations. The Reincorporation will become effective once each filing is accepted by the respective state offices, which is expected to occur approximately 20 days after this Information Statement is first mailed to our stockholders.

DESCRIPTION OF THE COMPANY’S CAPITAL STOCK

General

The Company’s authorized capital stock currently consists of 30.0 million shares of Common Stock, and 20.0 million shares of preferred stock, $0.0001 par value per share (the “Preferred Stock”).

Common Stock

As of June 30, 2016, there were 10,305,211 shares of Common Stock outstanding. Holders of our Common Stock are entitled to one vote for each share held on all matters submitted to a vote of the Company’s stockholders. Holders of Common Stock are entitled to receive, ratably, any dividends that may be declared by our Board of Directors out of legally available funds, subject to any preferential dividend rights of any outstanding Preferred Stock. Upon the Company’s liquidation, dissolution or winding up of the Company, holders of our Common Stock are entitled to receive, ratably, the Company’s net assets available after the payment of all debts and other liabilities, and subject to the prior rights of any outstanding Preferred Stock. Holders of Common Stock have no preemptive, subscription, redemption or conversion rights. The outstanding shares of Common Stock are fully paid and nonassessable. The rights, preferences and privileges of holders of Common Stock are also subject to, and may be adversely affected by, the rights of holders of shares of any series of Preferred Stock which the Company may designate and issue in the future without further stockholder approval.

Preferred Stock

The Board is currently authorized, without further stockholder approval, to issue from time to time up to an aggregate of 20.0 million shares of Preferred Stock in one or more series and to fix or alter the designations, preferences, rights, qualifications, limitations or restrictions of the shares of each series, including the dividend rights, dividend rates, conversion rights, voting rights, term of redemption (including sinking fund provisions), redemption price or prices, liquidation preferences and the number of shares constituting any series or designations without further vote or action by the stockholders. The issuance of Preferred Stock may have the effect of delaying, deferring or preventing a change in control of management without further action by the stockholders and may adversely affect the voting and other rights of the holders of Common Stock. The issuance of Preferred Stock with voting and conversion rights may adversely affect the voting power of the holders of Common Stock, including the loss of voting control to others.

As of June 30, 2016, we had no shares of Preferred Stock designated as a series, or issued and outstanding.

REINCORPORATION FROM UTAH TO DELAWARE
General

Reincorporation will change the legal domicile of the Company from Utah to Delaware, which will result in the Company being subject to the Delaware General Corporation Law (the “DGCL”), rather than the Utah Revised Business Corporation Act (the “UBCA”). Additionally, upon effectiveness of the Reincorporation, the Company will be governed by the Delaware Charter and the Delaware Bylaws. The purposes and effects of the Reincorporation are summarized below.

The Reincorporation will not involve any change in the business, properties, corporate headquarters or management of the Company. The officers of the Company immediately prior to the Reincorporation will continue to serve as the officers of the Company following the Reincorporation, and the current members of the Board of Directors will continue to serve in the same capacity following the Reincorporation. There will be no change in the operations, assets, liabilities or obligations of the Company as a result of the Reincorporation. Other than the filings with the Utah Division of Corporations and Commercial Code and the Delaware Division of Corporations, there are no additional federal or state regulatory requirements that must be complied with or further approvals that must be obtained in connection with the Reincorporation.

Upon the effectiveness of the Reincorporation, each outstanding share of the Company’s Common Stock will continue to be an outstanding share of the Company’s Common Stock as incorporated in Delaware. At the same time, each outstanding option, right or warrant to acquire shares of Common Stock will continue to be an option, right or warrant to acquire an equal number of shares of Common Stock under the same terms and conditions. Additionally, after the Reincorporation, the Company will continue to be a publicly-held company and the shares of Common Stock will continue to be traded, without interruption, on the OTCQX Marketplace under the symbol “TRCK.” The Company will continue to file periodic reports and other documents with the Securities and Exchange Commission (“SEC”). Stockholders who own shares of Common Stock that are freely tradable prior to the Reincorporation will continue to have freely tradable shares, and stockholders holding restricted shares of Common Stock will continue to hold their shares subject to the same restrictions on transfer.

After the Reincorporation, the Company will be governed by the Delaware Charter, in substantially the form attached hereto as Appendix A, and by the Delaware Bylaws in substantially the form attached hereto as Appendix B. The Company’s current Amended and Restated Articles of Incorporation (the “Utah Charter”) and Amended and Restated Bylaws (the “Utah Bylaws” and together with the Utah Charter, the “Utah Governing Documents”) will not be applicable to the Company following the consummation of the Reincorporation.

Principal Reasons for Reincorporation in Delaware

The primary reason driving the decision of our Board of Directors and management to pursue Reincorporation in Delaware is that the DGCL is more comprehensive, widely-used and extensively interpreted than the corporate laws of other states, including Utah. As a result of the flexibility and responsiveness of the DGCL to the legal and business needs of Delaware corporations, many major corporations have incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to the Reincorporation approved by our Board of Directors and the Majority Stockholder. The Delaware judiciary has become particularly familiar with corporate law matters, and a substantial body of court decisions has developed construing the laws of Delaware, thus providing greater clarity and predictability with respect to our corporate legal and governance affairs. We believe any benefits provided to the Company by Delaware law will directly benefits our stockholders.

In approving the Reincorporation, our Board of Directors considered, among others, the following benefits of Delaware law to the Company and our stockholders:

●	the Company would be governed by the DGCL, which is generally acknowledged to be the most advanced and flexible corporate statute in the country;

●	the responsiveness and efficiency of the Delaware Division of Corporations;

●
the Delaware General Assembly, which each year considers and adopts statutory amendments proposed by the Corporation Law Section of the Delaware State Bar Association in an effort to ensure that the corporate statute continues to be responsive to the changing needs of businesses;

●
the Delaware Court of Chancery, which has exclusive jurisdiction over matters relating to the DGCL and in which cases are heard by judges, without juries, who have many years of experience with corporate issues, which can lead to quick and effective resolution of corporate litigation; and

●
the well-established body of case law construing Delaware law, which has developed over the last century and which provides businesses with a greater degree of predictability than most, if not all, other jurisdictions.

Additionally, management believes that, as a Delaware corporation, the Company would be better able to continue to attract and retain qualified directors and officers than it would as a Utah corporation, in part, because Delaware law provides more predictability with respect to the issue of liability of directors and officers than Utah law. The increasing frequency of claims against directors and officers that are litigated has greatly expanded the risks to directors and officers of exercising their respective duties. The amount of time and money required to respond to and litigate such claims can be substantial. Although Utah law and Delaware law both permit a corporation to include a provision in the corporation’s articles or certificate, as the case may be, of incorporation that reduces or limits the monetary liability of directors for breaches of their fiduciary duty of care in certain circumstances, Delaware law, as stated above, provides directors and officers with more predictability than does Utah law and, therefore, provides directors and officers of a Delaware corporation with a greater degree of comfort as to their risk of liability than that afforded under Utah law.

The Reincorporation was not approved to prevent a change in control of the Company, nor are we aware of any present attempt by any person to acquire control of the Company or to obtain representation on our Board of Directors.

Process of Conversion

Following the following the expiration of the 20-day period mandated by Rule 14c of the Exchange Act, the Company will complete the process summarized below to become a Delaware corporation. For purposes of this Information Statement, we refer to the current corporation, governed by the UBCA, as “UtahCo” and the corporation after the Reincorporation, to be governed by the DGCL, as “DelawareCo.”

Reincorporation will become effective upon the filing of the Utah Articles of Transfer with the Utah Division of Corporations and Commercial Code, in substantially the form attached hereto as Appendix C, and the Delaware Certificate of Conversion, in substantially the form attached hereto as Appendix D, and the Delaware Charter with the Delaware Division of Corporations. We anticipate proceeding with each of the required filings on or about 20 days after the date this Information Statement to first mailed to or otherwise delivered to our stockholders, or July 5, 2016. However, the Reincorporation may be delayed or abandoned by action of the Board at any time prior to the effective time of the Reincorporation if the Board determines, for any reason, that the consummation of the Reincorporation should be delayed or becomes inadvisable.

Once converted, DelawareCo will retain all of the assets, rights, privileges and powers of UtahCo, all debts owed by and due to UtahCo, as well as all other causes of action belonging to UtahCo immediately prior to the Reincorporation. DelawareCo will remain as the same entity following the Reincorporation. The directors and officers of UtahCo immediately prior to the Reincorporation will continue to serve as the directors and officers of DelawareCo.

At the effective time of the Reincorporation each share of UtahCo Common Stock will automatically be converted into shares of Common Stock of DelawareCo. Following the effective time of the Reincorporation, any pre-Reincorporation shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-Reincorporation shares.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNLESS REQUESTED TO DO SO.

Significant Difference Between the Corporation Laws of Utah and Delaware

The Reincorporation will change the legal domicile of the Company, which will result in the Company being subject to the DGCL rather than the UBCA. Although the corporate statutes of Utah and Delaware are similar, certain differences exist. Below is a table summarizing the material differences in the rights of the Company’s stockholders before and after the Reincorporation as a result of the differences between the UBCA and the DGCL. This table does not address each difference between the UBCA and the DGCL, but focuses on those differences which the Company believes are most relevant to the existing stockholders. This chart is not intended as an exhaustive list of all differences, and is qualified in its entirety by reference to the UBCA and the DGCL.

Provision	UBCA	DGCL

Action by Stockholders Without a Meeting
Utah law permits stockholder action by less than unanimous written consent and provides that any action that could be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if written consents are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Unlike Delaware law, Utah law requires a unanimous written consent of all stockholders to elect directors.

Utah law provides that, in order to be effective, (i) stockholder written consents must be delivered to the corporation within 60 days after the earliest dated consent is delivered to the corporation, and (ii) written notice of the stockholder approval must be given at least 10 days before the consummation of the action authorized by stockholders to (a) all stockholders entitled to vote who have not consented in writing and (b) all stockholders not entitled to vote, but who are otherwise entitled to notice under Utah law. Alternatively, a corporation’s articles of incorporation or bylaws may provide that the written notice of stockholder approval may be given only to stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting and to vote at the meeting. If this election is made, the written notice must be given within 10 days after the corporation confirms it has received sufficient written stockholder consents.

Delaware law permits stockholder action by less than unanimous written consent and provides that any action that could be taken at an annual or special meeting of stockholders (including the election of directors) may be taken without a meeting, without prior notice and without a vote, if written consents are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Delaware law provides that, in order to be effective, all written consents must be delivered to the corporation within 60 days after the earliest dated consent delivered to the corporation, and prompt notice of the action by written consent must be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of stockholders to take the action were delivered to Company. Unlike Utah law, Delaware law does not stipulate that the actions taken by the written consent of stockholders cannot become effective until at least 10 days after notice of such actions has been furnished to all stockholders who did not sign the written consent. Instead, Delaware law requires “prompt” notice of such actions before they can become effective.

Special Meetings of Stockholders
Under Utah law, a special meeting of stockholders may be called by the corporation’s board of directors or by such persons as may be authorized by the corporation’s bylaws. Unlike Delaware law, Utah law also permits the holders of 10% or more of the shares entitled to vote on a matter to submit a written demand for a special meeting to the corporate secretary.

Under Delaware law, a special meeting of stockholders may be called by the corporation’s board of directors or by such persons as may be authorized by the corporation’s certificate of incorporation or bylaws.

Quorum	Utah law provides that, unless the corporation’s articles of incorporation provide otherwise, a majority of the votes entitled to be cast on a matter constitutes a quorum for action on that matter.
Delaware law provides that, unless the corporation’s certificate of incorporation or bylaws provide otherwise, a majority of the votes entitled to be cast on a matter constitutes a quorum for action on that matter. Unlike Utah law, Delaware law provides that in no event shall a quorum consist of less than one-third of the shares entitled to vote at a meeting.

Removal of Directors
Utah law provides that any director may be removed, with or without cause, by the holders of common stock of the corporation but only at a properly noticed meeting of stockholders, which notice includes the removal of such director as an item of business.

Delaware law provides that any director may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote for the election of directors, except, if the corporation has a classified board, stockholders may effect such removal only for cause (unless the certificate of incorporation provides otherwise).

Authorized Number of Directors	Utah law requires that a corporation must have at least three directors.	Delaware law requires that a corporation must have a minimum of one director.

Indemnification of Directors
Utah law requires a corporation to indemnify a director who was successful, on the merits or otherwise, in the defense of any claim, issue or matter, to which he or she was a party because of his or her status as a director of the corporation, against reasonable expenses incurred in connection with the proceeding or claim with respect to which he or she was successful. Unlike Delaware law, Utah law authorizes the limitation of such mandatory indemnification in a corporation’s articles of incorporation.

Delaware law requires a corporation to indemnify a director who was successful, on the merits or otherwise, in the defense of any claim, issue or matter, to which he or she was a party because of his or her status as a director of the corporation, against reasonable expenses incurred in connection with the proceeding or claim with respect to which he or she was successful.

Elimination of Directors’ Liability for Monetary Damages
Utah law permits a corporation, pursuant to its articles of incorporation, or in certain circumstances its bylaws, to provide for the elimination or limitation of the liability of a director to the corporation or its stockholders for monetary damages for any action taken or failure to take any action as a director, except liability for (i) the amount of a financial benefit received by a director to which he is not entitled, (ii) an intentional infliction of harm on the corporation or its stockholders, (iii) unlawful distributions, or (iv) an intentional violation of criminal law.

Delaware law permits a corporation to include in its certificate of incorporation a provision eliminating or limiting the personal liability of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duties as a director, except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for payment of a dividend or a stock repurchase or redemption in violation of Delaware law or (iv) for any transaction from which the director derived an improper personal benefit.

Amendments to the Articles (Certificate) of Incorporation
Under Utah law, amendments to the articles of incorporation (other than ministerial amendments authorized by the board of directors without stockholder action) may be proposed by the board of directors. The board of directors must recommend the amendment to the stockholders, unless the amendment is being proposed by the stockholders, or unless the board of directors determines that, because of a conflict of interest or other special circumstances, it should make no recommendation and the board of directors then communicates the basis for its determination to the stockholders with the amendment.

Delaware law requires a vote of a company’s board of directors followed by the affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote to approve any amendment to the Certificate of Incorporation, unless a greater percentage vote is required by the Certificate of Incorporation.

Where a separate vote by class or series is required, the affirmative vote of a majority of the shares of such class or series is required unless the Certificate of Incorporation requires a greater percentage vote.

Further, Delaware law states that if an amendment would (i) increase or decrease the aggregate number of authorized shares of a class, (ii) increase or decrease the par value of shares of a class, or (iii) alter or change the powers, preferences or special rights of a particular class or series of stock so as to affect them adversely, the class or series so affected shall be given the power to vote as a class notwithstanding the absence of any specifically enumerated power in the Certificate of Incorporation.

Dissenters’ (Appraisal) Rights
Under Utah law, stockholders are entitled to exercise dissenters’ rights in the event of certain mergers, share exchanges, sales, leases, exchanges or other dispositions of all or substantially all of the property of the corporation. Dissenters’ rights in Utah are available to both record holders and beneficial holders. Utah law sets forth procedures for a corporation to give stockholders notice of their appraisal rights. Unlike Delaware law, Utah law authorizes only the corporation to commence judicial appraisal proceedings with all stockholders who have properly dissented and whose demand remains unresolved to be named as parties to such proceedings.

Delaware law provides appraisal rights only in the case of certain mergers or consolidations. Thus, under Delaware law, stockholders have no appraisal rights in the event of a sale, lease or exchange of all or substantially all of a corporation’s assets. Appraisal rights in Delaware are available only to record holders. No appraisal rights exist, however, for corporations whose shares are listed on a national securities exchange or held of record by more than 2,000 stockholders unless the certificate of incorporation provides otherwise or the stockholders are to receive in the merger or consolidation anything other than (a) shares of stock of the corporation surviving or resulting from such merger or consolidation, (b) shares of stock of any other corporation which at the effective date of the merger of consolidation will be either listed on a national securities exchange or held of record by more than 2,000 stockholder, (c) cash in lieu of fractional shares of the corporation described in the foregoing clauses (a) and (b), or (d) any combination of clauses (a), (b), or (c).

Delaware law permits a stockholder who has received notice of appraisal rights, and who has submitted a written demand for appraisal, to file a petition with the Court of Chancery of the State of Delaware to demand a determination of the fair value of such stockholders’ shares. Such petition must be filed within 120 days after the effective date of a merger or consolidation.

Dividends
Utah law provides that the payment of dividends and other distributions is generally permissible unless, after giving effect to the dividend or distribution, the corporation would be unable to pay its debts as they become due in the usual course of business, or if the total assets of the corporation would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were dissolved at the time the dividend was paid, to satisfy the preferential rights of stockholders whose preferential rights upon dissolution are superior than those of the stockholders receiving the dividend. Because Utah law dispenses with the statutory definitions of capital and surplus, the above limitation is the only limitation with respect to the declaration of dividends by the board of directors of a corporation.

Delaware law provides the same provision with respect to declaration of dividends as Utah law. However, unlike in Utah, the concepts of capital and surplus are retained in Delaware. Delaware law defines surplus as the excess of the net assets of the corporation over its capital. Unless the corporation’s board of directors determines otherwise, the capital of the corporation is equal to the aggregate par value of the issued shares of stock having par value. Therefore, Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of the net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year.

Anti-Takeover Provisions
Utah law provides that “control shares” of an “issuing public corporation” acquired in a “control share acquisition” shall have the same rights as they had before such acquisition only to the extent granted by resolution of the stockholders of the corporation. Utah law defines “control shares” as shares that, when combined with all other voting shares held by the stockholder, would entitle the holder to vote in the election of directors within any of the following ranges of voting power: (a) 1/5 or more but less than 1/3 of all voting power; (b) 1/3 or more but less than a majority of all voting power; or (c) a majority or more of all voting power. An “issuing public corporation” is defined as a Utah corporation with (a) 100 or more stockholders; (b) its principal place of business, its principal office, or substantial assets within the state; and (c) (i) more than 10% of its stockholders resident in Utah; (ii) more than 10% of its shares owned by Utah residents; or (iii) 10,000 stockholders resident in the state. A Utah corporation's articles of incorporation or bylaws may provide that the above does not apply to control share acquisitions of the corporation, as long as any such provision is adopted before the control share acquisition in question.

Delaware law prohibits a Delaware corporation that is (a) listed on a national securities exchange; (b) authorized for quotation on the NASDAQ Stock Market; or (c) held of record by more than 2,000 stockholders from engaging in any "business combination" with any “interested stockholder” for a period of three years from the date that such person became an interested stockholder. A Delaware corporation subject to the above may engage in a “business combination” with an “interested stockholder” under certain circumstances including circumstances in which, prior to the person becoming an interested stockholder, the corporation's board of directors approves the “business combination” with the interested stockholder or the transaction in which the person becomes an interested stockholder. A “business combination” is defined as, among other things, a merger or consolidation of the corporation or any subsidiary with the interested stockholder or with any other corporation if such transaction is caused by the interested stockholder and as a result of such merger or consolidation Section 203 of the DGCL is not applicable to the surviving corporation. An “interested stockholder” is defined as any person that (a) owns 15% or more of the corporation's voting stock; or (b) is an affiliate or associate of the corporation and was the owner of 15% or more of the corporation's voting stock at any time within the three-year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder. As under the Utah law, a corporation may opt out of the above Delaware law. However, under Delaware law, if the corporation's articles of incorporation or bylaws are amended to opt out by stockholder vote, such amendment will not be effective until 12 months after its adoption and will not apply to any business corporation between the corporation and any person who became an interested stockholder on or prior to such adoption.

Changes to the Utah Governing Documents

Set forth below is a table summarizing the material differences in the rights of the stockholders of the Company before and after the Reincorporation is effective, as a result of the differences between the Utah Governing Documents and the Delaware Governing Documents. This table does not address each difference between the Utah Governing Documents and the Delaware Governing Documents, but focuses on some of those differences which the Company believes are most relevant to the existing stockholders.

Provision	Utah Governing Documents	Delaware Governing Documents

Indemnification
The Utah Charter and Utah Bylaws provide that the Company shall indemnify officers and directors to the full extent permitted by the laws of the State of Utah, except that no director or officer shall be indemnified (i) in connection with a proceeding wherein the individual was adjudged liable to the Company, or (ii) in connection with any other proceeding charging that the individual derived an improper personal benefit.
The Delaware Charter and the Delaware Bylaws will provide that the Company will indemnify directors and officers to the fullest extent permitted by Delaware law.

Blank Check Preferred Stock
The Utah Charter authorizes the Company to issue up to 20,000,000 shares of Preferred Stock, but does not provide the Board of Directors with the ability to define the rights, preferences and privileges of authorized, but unissued shares of Preferred Stock.

Under the Delaware Charter, the Company is authorized to issue up to 20,000,000 shares of Preferred Stock. No shares of Preferred Stock will be outstanding as of the date of the Reincorporation.

The Delaware Charter grants our Board of Directors broad power to establish the rights and preferences of authorized and unissued shares of preferred stock. The issuance of shares of preferred stock could decrease the amount of earnings and assets available for distribution to holders of shares of common stock. The issuance also may adversely affect the rights and powers, including voting rights, of those holders and may have the effect of delaying, deterring or preventing a change in control of our Company.

Required Notice of Stockholder Meeting	The Utah Bylaws requires the Company to provide stockholders with written notice of any annual or special meeting of stockholders no less than 20, but no more than 60 days before the meeting.	The Delaware Bylaws will allow the Company to provide written notice of any annual or special meeting of stockholders no less than 10, but no more than 60 days before the meeting.

Proxy Voting	The Utah Bylaws provide that no proxy authorization shall be valid after 11 months unless otherwise provided in the authorization.	The Delaware Bylaws will provide that no proxy authorization shall be valid after 3 years unless otherwise provided in the authorization.

Advanced Notice Bylaw Provision	The Utah Bylaws do not contain advance notice requirements for business to be brought before an annual or special meeting of stockholders.
The proposed Delaware Bylaws contain advance notice requirements for business to be brought before an annual or special meeting of stockholders, including nominations of persons for election as directors.  As a result, stockholders must satisfy specific timing and information requirements in order to have a proposal considered at or in order to nominate a person for election as a director at an annual or special meeting.  Any proposal or nomination that fails to comply with these timing and information requirements may be disqualified.

Forum Selection Bylaws	The Utah Bylaws do not include a forum selection provision.
The proposed Delaware Bylaws will include a provision whereby a state or federal court in Delaware shall be the sole and exclusive forum for any of the following: any derivative action on behalf of the Company, any action asserting a claim of breach of fiduciary duty of any of our directors or officers, any action asserting a claim pursuant to the DGCL, the Delaware Certificate of Incorporation or the Delaware Bylaws, or any action asserting a claim governed by the internal affairs doctrine.

Federal Income Tax Consequences of the Reincorporation

The discussion of U.S. federal income tax consequences set forth below is for general information only and does not purport to be a complete discussion or analysis of all potential tax consequences that may apply to a stockholder. Stockholders are urged to consult their tax advisors to determine the particular tax consequences of the Reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

The Reincorporation is intended to be a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Assuming the Reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of our capital stock as a result of consummation of the Reincorporation, and no gain or loss will be recognized by us. You will have the same basis in the DelawareCo Common Stock received by you pursuant to the Reincorporation as you have in the shares of the UtahCo Common Stock held by you as of immediately prior to the time the Reincorporation is consummated. Your holding period with respect to the DelawareCo Common Stock will include the period during which you held the corresponding shares of UtahCo Common Stock, provided the latter was held by you as a capital asset at the time of consummation of the Reincorporation.

Accounting Treatment

We expect that the Reincorporation will have no effect from an accounting perspective because there is no change in the entity as a result of the Reincorporation. As such, the financial statements of UtahCo previously filed with the SEC will remain the financial statements of DelawareCo following the Reincorporation.

DISSENTER’S RIGHTS

Under the Utah Revised Business Corporations Act, holders of our capital stock are not entitled to dissenter’s rights of appraisal with respect to the Reincorporation.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information regarding beneficial ownership as of the Record Date of our Common Stock by (i) each stockholder known to us to be the beneficial owner of more than five percent of our Common Stock; (ii) each of our Named Executive Officers, as such term is defined in Item 402(a)(3) of Regulation S-K, serving as of the Record Date; (iii) each of our directors serving as of the Record Date; and (iv) all of our executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the SEC.  Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and dispositive power with respect to all securities they beneficially own.  As of the Record Date, the applicable percentage ownership is based on 10,305,211 shares of Common Stock issued and outstanding.

Beneficial ownership representing less than one percent of the issued and outstanding shares of a class is denoted with an asterisk (“*”).  Holders of Common Stock are entitled to one vote per share.

Name and Address of	Common Stock
Beneficial Owner (1)	Shares	%

5% Beneficial Owners:
Sapinda Asia Limited (2)	5,172,214	50.19%
Safety Invest S.A., Compartment Secure I (3)	1,890,697	18.35%

Directors and Named Executive Officers:
David S. Boone (4)	39,872	*
Guy Dubois (5)	290,825	2.74%
Dirk K. van Daele (6)	65,032	*
Karen Macleod	-	*
John R. Merrill (7)	7,167	*

All directors and executive officers as a group (5 persons)	400,896	3.77%

(1)	Except as otherwise indicated, the business address for these beneficial owners is c/o the Company, 405 South Main Street, Suite 700, Salt Lake City, Utah 84111.

(2)	Address is 37th Floor Two IFC, 8 Finance Street, Central Hong Kong. Based on a Form 13D filed by Sapinda Asia Limited on November 4, 2015.

(3)
Secure I is a compartment of Safety Invest S.A. (“Safety”), a company established under the Luxembourg Securitization Law and incorporated as a “société anonyme” under the laws of the Grand Duchy of Luxembourg whose principal business is to enter into one or more securitization transactions.

(4)
Mr. Boone is a director and a member of the Board of Directors’ Executive Committee.  Includes 6,689 shares of Common Stock owned of record and 30,326 shares of Common Stock issuable upon exercise of stock purchase warrants.

(5)
Mr. Dubois is a director and Chairman of the Board of Directors; he is also a member of the Executive Committee of the Board of Directors.  Includes 290,825 shares of Common Stock issuable upon exercise of stock purchase warrants.

(6)	Mr. van Daele is a director. Includes 56,518 shares of Common Stock owned of record and 8,514 shares of Common Stock issuable upon exercise of stock purchase warrants.

(7)	Mr. Merrill is the Chief Financial Officer. 7,167 shares of Common Stock were owned of record, which includes 4,167 shares earned in conjunction with the Company’s long-term stock incentive plan.

DISTRIBUTION AND COSTS

We will pay the cost of preparing, printing and distributing this Information Statement. Only one Information Statement will be delivered to multiple stockholders sharing an address, unless contrary instructions are received from one or more of such stockholders. Upon receipt of a written request at the address noted above, we will deliver a single copy of this Information Statement and future stockholder communication documents to any stockholders sharing an address to which multiple copies are now delivered.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC. The periodic reports and other information we have filed with the SEC, may be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington DC 20549. You may obtain information as to the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains reports, proxy statements and other information about issuers, like the Company, who file electronically with the SEC. The address of that site is www.sec.gov. Copies of these documents may also be obtained by writing our secretary at the address specified above.

APPENDIX A

CERTIFICATE OF INCORPORATION
OF
TRACK GROUP, INC.

ARTICLE I
NAME

The name of the Corporation is Track Group, Inc. (the “Corporation”).

ARTICLE II
REGISTERED OFFICE

The address of the registered office of the Corporation in the State of Delaware is _________, City of ________ County of _________, and the name of the registered agent of the Corporation in the State of Delaware at such address is _______________.

ARTICLE III
PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

ARTICLE IV
STOCK

A.           Authorized Stock. The aggregate number of shares which the Corporation shall have authority to issue is Fifty Million (50,000,000), of which Thirty Million (30,000,000) shall be designated as Common Stock, par value $0.0001 per share (“Common Stock”), and Twenty Million (20,000,000) shall be designated as Preferred Stock, par value $0.0001 per share (“Preferred Stock”).

B.           Common Stock.

(i) Voting. Except as otherwise provided by the DGCL or this Certificate of Incorporation, the entire voting power of the shares of the Corporation for the election of directors and for all other purposes shall be vested exclusively in the Common Stock. Each share of Common Stock shall have one vote upon all matters to be voted on by the holders of the Common Stock.

(ii) Dividends. Subject to the rights, if any, of the holders of any outstanding series of Preferred Stock, each share of Common Stock shall be entitled to receive and share equally in all dividends paid out of any funds of the Corporation legally available therefor when, as and if declared by the Board of Directors of the Corporation (the "Board of Directors").

(iii) Liquidation. Upon the dissolution, liquidation or winding up of the Corporation, subject to the rights, if any, of the holders of any outstanding series of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive the assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares held by them.

C.            Preferred Stock. The Preferred Stock may be issued at any time and from time to time in one or more series. Subject to the provisions of this Certificate of Incorporation, the Board of Directors is authorized to fix from time to time by resolution or resolutions the number of shares of any class or series of Preferred Stock, and to determine the voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof, of any such class or series. Further, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any such class or series, the Board of Directors is authorized to increase or decrease (but not below the number of shares of such class or series then outstanding) the number of shares of any such class or series subsequent to the issuance of shares of that class or series.

ARTICLE V
EXISTENCE

The Corporation is to have perpetual existence.

ARTICLE VI
BOARD OF DIRECTORS

A.                Number of Directors.  The authorized number of directors of the Corporation shall be determined from time to time by resolution adopted by the affirmative vote of a majority of the entire Board of Directors at any regular or special meeting of such Board of Directors, within any limits prescribed in the bylaws of the Corporation.

B.                Elections.  Elections of directors need not be by written ballot unless the bylaws of the Corporation shall so provide.

C.                Vacancies.  Other than in connection with an annual or special meeting of stockholders and subject to the provisions hereof, newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or another cause may be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office until such director’s successor shall have been duly elected and qualified or until his or her earlier resignation, removal from office, death or incapacity. Subject to the provisions of this Amended and Restated Certificate of Incorporation, no decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

ARTICLE VII
LIABILITY OF DIRECTORS

A.                Limitation on Liability. To the fullest extent permitted by the DGCL, as the same exists or as may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

B.                Indemnification. Each person who is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, employee benefit plan or other enterprise (including the heirs, executors, administrators or estate of such person), shall be indemnified and advanced expenses by the Corporation, in accordance with the bylaws of the Corporation, to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) or any other applicable laws as presently or hereinafter in effect. The right to indemnification and advancement of expenses hereunder shall not be exclusive of any other right that any person may have or hereafter acquire under any statute, provision of the Amended and Restated Certificate of Incorporation, bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

C.                Insurance. The Corporation may, to the fullest extent permitted by law, purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any expense, liability or loss incurred by such person in any such capacity or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

D.                          Repeal and Modification. Any repeal or modification of the foregoing provisions of this Article VII shall not adversely affect any right or protection existing hereunder immediately prior to such repeal or modification.

ARTICLE VIII
BUSINESS COMBINATIONS WITH
INTERESTED STOCKHOLDERS

The Corporation shall not be governed by Section 203 of the DGCL.

ARTICLE IX
AMENDMENT

A.           Amendment of Certificate of Incorporation. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights conferred herein are granted subject to this reservation.

B.           Amendment of Bylaws. In furtherance and not in limitation of the powers conferred by applicable law, the Board of Directors is expressly authorized to adopt, amend and repeal the Bylaws of the Corporation.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its duly authorized officer this ____th day of ________, 2016.

Track Group, Inc.

By:
Name: Guy Dubois
Title: Executive Committee Member, Acting Chief Executive Officer

APPENDIX B

BYLAWS

OF

TRACK GROUP, INC.

(A DELAWARE CORPORATION)

BYLAWS
OF
TRACK GROUP, INC.
(A DELAWARE CORPORATION)

ARTICLE I

OFFICES

Section 1.                      Registered Office.  The registered office of Track Group, Inc. (the “Corporation”) in the State of Delaware shall be in the City of _________, County of ______________.

Section 2.                      Other Offices.  The Corporation shall also have and maintain an office or principal place of business at such place as may be fixed by the Board of Directors of the Corporation (the “Board of Directors”), and may also have offices at such other places, both within and without the State of Delaware, as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II

CORPORATE SEAL

Section 3.                      Corporate Seal.  The Board of Directors may adopt a corporate seal.  Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

ARTICLE III

STOCKHOLDERS’ MEETINGS

Section 4.                      Place of Meetings.  Meetings of the stockholders of the Corporation may be held at such place, either within or without the State of Delaware, as may be determined from time to time by the Board of Directors.  The Board of Directors may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as provided under the Delaware General Corporation Law (“DGCL”).

Section 5.                      Annual Meeting.

(a)           The annual meeting of the stockholders of the Corporation, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors.  Nominations of persons for election to the Board of Directors of the corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders:  (i) pursuant to the Corporation’s notice of meeting of stockholders; (ii) by or at the direction of the Board of Directors; or (iii) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in the following paragraph, who is entitled to vote at the meeting and who complied with the notice procedures set forth in Section 5.

(b)           At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting.  For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of Section 5(a) of these Bylaws, (i) the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation, (ii) such other business must be a proper matter for stockholder action under the DGCL, (iii) if the stockholder, or the beneficial owner on whose behalf any such proposal or nomination is made, has provided the Corporation with a Solicitation Notice (as defined in this Section 5(b)), such stockholder or beneficial owner must, in the case of a proposal, have delivered a proxy statement and form of proxy to holders of at least the percentage of the Corporation’s voting shares required under applicable law to carry any such proposal, or, in the case of a nomination or nominations, have delivered a proxy statement and form of proxy to holders of a percentage of the Corporation’s voting shares reasonably believed by such stockholder or beneficial owner to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder, and must, in either case, have included in such materials the Solicitation Notice, and (iv) if no Solicitation Notice relating thereto has been timely provided pursuant to this section, the stockholder or beneficial owner proposing such business or nomination must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under this Section 5.  To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made.  In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above.  Such stockholder’s notice shall set forth:  (A) as to each person whom the stockholder proposed to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and Rule 14a-4(d) thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner, (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner, and (iii) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of the proposal, at least the percentage of the Corporation’s voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Corporation’s voting shares to elect such nominee or nominees (an affirmative statement of such intent, a “Solicitation Notice”).

(c)           Notwithstanding anything in the second sentence of Section 5(b) of these Bylaws to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 5 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

(d)           Only such persons who are nominated in accordance with the procedures set forth in this Section 5 shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 5.  Except as otherwise provided by law, the Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made, or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defective proposal or nomination shall not be presented for stockholder action at the meeting and shall be disregarded.

(e)           Notwithstanding the foregoing provisions of this Section 5, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholders’ meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act.  Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation proxy statement pursuant to Rule 14a-8 under the 1934 Act.

(f)           For purposes of this Section 5, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act.

Section 6.                      Special Meetings.

(a)           Special meetings of the stockholders of the Corporation may be called, for any purpose or purposes, by (i) the Chairman of the Board of Directors, (ii) the Chief Executive Officer, or (iii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption), and shall be held at such place, on such date, and at such time as the Board of Directors shall fix.

(b)           If a special meeting is properly called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the general nature of the business proposed to be transacted, and shall be delivered personally or sent by certified or registered mail, return receipt requested, or by telegraphic or other facsimile transmission to the Chairman of the Board of Directors, the Chief Executive Officer, or the Secretary of the Corporation.  No business may be transacted at such special meeting otherwise than specified in such notice.  The Board of Directors shall determine the time and place of such special meeting, which shall be held not less than thirty-five (35) nor more than one hundred twenty (120) days after the date of the receipt of the request.  Upon determination of the time and place of the meeting, the officer receiving the request shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Section 7 of these Bylaws.  Nothing contained in this paragraph (b) shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board of Directors may be held.

Section 7.                      Notice of Meetings.  Except as otherwise provided by law, notice, given in writing or by electronic transmission, of each meeting of stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting, such notice to specify the place, if any, date and hour, in the case of special meetings, the purpose or purposes of the meeting, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at any such meeting.  If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation.  Notice of the time, place, if any, and purpose of any meeting of stockholders may be waived in writing, signed by the person entitled to notice thereof or by electronic transmission by such person, either before or after such meeting, and will be waived by any stockholder by his attendance thereat in person, by remote communication, if applicable, or by proxy, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.  Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

Section 8.                      Quorum and Voting.  At all meetings of stockholders, except where otherwise provided by statute or by the Certificate of Incorporation, or by these Bylaws, the presence, in person, by remote communication, if applicable, or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business.  In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, either by the chairman of the meeting or by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting.  The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.  Except as otherwise provided by statute, or by the Certificate of Incorporation or these Bylaws, in all matters other than the election of directors, the affirmative vote of a majority of shares present in person, by remote communication, if applicable, or represented by proxy duly authorized at the meeting and entitled to vote generally on the subject matter shall be the act of the stockholders.  Except as otherwise provided by statute, the Certificate of Incorporation or these Bylaws, directors shall be elected by a plurality of the votes of the shares present in person, by remote communication, if applicable, or represented by proxy duly authorized at the meeting and entitled to vote generally on the election of directors.  Where a separate vote by a class or classes or series is required, except where otherwise provided by the statute or by the Certificate of Incorporation or these Bylaws, a majority of the outstanding shares of such class or classes or series, present in person, by remote communication, if applicable, or represented by proxy duly authorized, shall constitute a quorum entitled to take action with respect to that vote on that matter.  Except where otherwise provided by statute or by the Certificate of Incorporation or these Bylaws, the affirmative vote of the majority (plurality, in the case of the election of directors) of shares of such class or classes or series present in person, by remote communication, if applicable, or represented by proxy at the meeting shall be the act of such class or classes or series.

Section 9.                      Adjournment and Notice of Adjourned Meetings.  Any meeting of stockholders, whether annual or special, may be adjourned from time to time either by the chairman of the meeting or by the vote of a majority of the shares present in person, by remote communication, if applicable, or represented by proxy.  When a meeting is adjourned to another time or place, if any, notice need not be given of the adjourned meeting if the time and place, if any, thereof are announced at the meeting at which the adjournment is taken.  At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting.  If the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 10.                      Voting Rights.  For the purpose of determining those stockholders entitled to vote at any meeting of the stockholders, except as otherwise provided by law, only persons in whose names shares stand on the stock records of the Corporation on the record date, as provided in Section 12 of these Bylaws, shall be entitled to vote at any meeting of stockholders.  Every person entitled to vote or execute consents shall have the right to do so either in person, by remote communication, if applicable, or by an agent or agents authorized by a proxy granted in accordance with Delaware law.  An agent so appointed need not be a stockholder.  No proxy shall be voted after three (3) years from its date of creation unless the proxy provides for a longer period.

Section 11.                      Joint Owners of Stock.  If shares or other securities having voting power stand of record in the names of two (2) or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two (2) or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect:  (a) if only one (1) votes, his act binds all; (b) if more than one (1) votes, the act of the majority so voting binds all; (c) if more than one (1) votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or may apply to the Delaware Court of Chancery for relief as provided in the DGCL, Section 217(b).  If the instrument filed with the Secretary shows that any such tenancy is held in unequal interests, a majority or even-split for the purpose of subsection (c) shall be a majority or even-split in interest.

Section 12.                      List of Stockholders.  The Secretary shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder.  Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or during ordinary business hours, at the principal place of business of the Corporation.  In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation.  The list shall be open to examination of any stockholder during the time of the meeting as provided by law.

Section 13.                      Action Without Meeting.

(a)           Unless otherwise provided in the Certificate of Incorporation, any action required by statute to be taken at any annual or special meeting of the stockholders, or any action which may be taken at any annual or special meeting of the stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, or by electronic transmission setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

(b)           Every written consent or electronic transmission shall bear the date of signature of each stockholder who signs the consent, and no written consent or electronic transmission shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered to the Corporation in the manner herein required, written consents or electronic transmissions signed by a sufficient number of stockholders to take action are delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded.  Delivery made to a Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.

(c)           Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing or by electronic transmission and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of stockholders to take action were delivered to the Corporation as provided in Section 228(c) of the DGCL.  If the action which is consented to is such as would have required the filing of a certificate under any section of the DGCL if such action had been voted on by stockholders at a meeting thereof, then the certificate filed under such section shall state, in lieu of any statement required by such section concerning any vote of stockholders, that written consent has been given in accordance with Section 228 of the DGCL.

(d)           A facsimile, electronic mail or other electronic communication consenting to an action to be taken and transmitted by a stockholder or proxyholder, shall be deemed to be written, signed and dated for the purposes of this section, provided that any such communication sets forth or is delivered with information from which the Corporation can determine (i) that the communication was transmitted by the stockholder or proxyholder or by a person or persons authorized to act for the stockholder and (ii) the date on which such stockholder or proxyholder or authorized person or persons transmitted such communication.  The date on which such communication is transmitted shall be deemed to be the date on which such consent was signed.  No consent given by facsimile, electronic mail or other electronic communication shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper form shall be delivered to the Corporation by delivery to its registered office in the state of Delaware, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded.  Delivery made to a Corporation’s registered office shall be made by hand or by certified or registered mail, return receipt requested.  Notwithstanding the foregoing limitations on delivery, consents given by facsimile, electronic mail or other electronic communication may be otherwise delivered to the principal place of business of the Corporation or to an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded if, to the extent and in the manner provided by resolution of the board of directors of the Corporation.  Any copy or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy or other reproduction shall be a complete reproduction of the entire original writing.

Section 14.                      Organization.

(a)           At every meeting of stockholders, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or, if the President is absent, a chairman of the meeting chosen by a majority in interest of the stockholders entitled to vote, present in person or by proxy, shall act as chairman.  The Secretary, or, in his absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

(b)           The Board of Directors of the Corporation shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient.  Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the Corporation and their duly authorized and constituted proxies and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot.  The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.  Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

ARTICLE IV

DIRECTORS

Section 15.                      Number and Term of Office.  The authorized number of directors of the Corporation shall be fixed by the Board of Directors from time to time. Directors need not be stockholders unless so required by the Certificate of Incorporation.  If for any cause, the directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient.

Section 16.                      Powers.  The powers of the Corporation shall be exercised, its business conducted and its property controlled by the Board of Directors, except as may be otherwise provided by statute or by the Certificate of Incorporation.

Section 17.                      Term of Directors.

(a)           Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, directors shall be elected at each annual meeting of stockholders for a term of one year.  Each director shall serve until his successor is duly elected and qualified or until his death, resignation or removal.  No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

(b)           No person entitled to vote at an election for directors may cumulate votes to which such person is entitled.

Section 18.                      Vacancies.

(a)           Unless otherwise provided in the Certificate of Incorporation, and subject to the rights of the holders of any series of Preferred Stock, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors, or by a sole remaining director, provided, however, that whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the Certificate of Incorporation, vacancies and newly created directorships of such class or classes or series shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders, be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.  Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified.  A vacancy in the Board of Directors shall be deemed to exist under this Bylaw in the case of the death, removal or resignation of any director.

Section 19.                      Resignation.  Any director may resign at any time by delivering his or her notice in writing or by electronic transmission to the Secretary, such resignation to specify whether it will be effective at a particular time, upon receipt by the Secretary or at the pleasure of the Board of Directors.  If no such specification is made, it shall be deemed effective at the pleasure of the Board of Directors.  When one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each Director so chosen shall hold office for the unexpired portion of the term of the Director whose place shall be vacated and until his successor shall have been duly elected and qualified.

Section 20.                      Removal.

(a)           Subject to any limitations imposed by applicable law and subject to the rights of the holders of any series of Preferred Stock, the Board of Directors or any director may be removed from office at any time (i) with cause by the affirmative vote of the holders of a majority of the voting power of all then-outstanding shares of capital stock of the Corporation entitled to vote generally at an election of directors or (ii) without cause by the affirmative vote of the holders of a majority of the voting power of all then-outstanding shares of capital stock of the Corporation, entitled to vote generally at an election of directors.

(b)           Subject to the rights of the holders of any series of Preferred Stock, the Board of Directors or any individual director may be removed from office at any time without cause by the affirmative vote of the holders of at least a majority of the outstanding shares entitled to vote on such removal; provided, however, that unless the entire Board is removed, no individual director may be removed when the votes cast against such director’s removal, or not consenting in writing to such removal, would be sufficient to elect that director if voted cumulatively at an election which the same total number of votes were cast (or, if such action is taken by written consent, all shares entitled to vote were voted) and the entire number of directors authorized at the time of such director’s most recent election were then being elected.

Section 21.                      Meetings

(a)           Regular Meetings.  Unless otherwise restricted by the Certificate of Incorporation, regular meetings of the Board of Directors may be held at any time or date and at any place within or without the State of Delaware which has been designated by the Board of Directors and publicized among all directors, either orally or in writing, including a voice-messaging system or other system designated to record and communicate messages, facsimile, telegraph or telex, or by electronic mail or other electronic means.  No further notice shall be required for a regular meeting of the Board of Directors.

(b)           Special Meetings.  Unless otherwise restricted by the Certificate of Incorporation, special meetings of the Board of Directors may be held at any time and place within or without the State of Delaware whenever called by the Chairman of the Board or the President.

(c)           Meetings by Electronic Communications Equipment.  Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

(d)           Notice of Special Meetings.  Notice of the time and place of all special meetings of the Board of Directors shall be orally or in writing, by telephone, including a voice messaging system or other system or technology designed to record and communicate messages, facsimile, telegraph or telex, or by electronic mail or other electronic means, during normal business hours, at least twenty-four (24) hours before the date and time of the meeting. If notice is sent by US mail, it shall be sent by first class mail, postage prepaid at least three (3) days before the date of the meeting.  Notice of any meeting may be waived in writing or by electronic transmission at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

(e)           Waiver of Notice.  The transaction of all business at any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present who did not receive notice shall sign a written waiver of notice or shall waive notice by electronic transmission.  All such waivers shall be filed with the corporate records or made a part of the minutes of the meeting.

Section 22.                      Quorum and Voting.

(a)           Unless the Certificate of Incorporation requires a greater number, a quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time by the Board of Directors in accordance with the Certificate of Incorporation; provided, however, at any meeting, whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.

(b)           At each meeting of the Board of Directors at which a quorum is present, all questions and business shall be determined by the affirmative vote of a majority of the directors present, unless a different vote be required by law, the Certificate of Incorporation or these Bylaws.

Section 23.                      Action Without Meeting.  Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing or by electronic transmission, and such writing or writings or transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or committee.  Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 24.                      Fees and Compensation.  Directors shall be entitled to such compensation for their services as may be approved by the Board of Directors, including, if so approved, by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board of Directors and at any meeting of a committee of the Board of Directors.  Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefor.

Section 25.                      Committees.

(a)           Executive Committee.  The Board of Directors may appoint an Executive Committee to consist of one (1) or more members of the Board of Directors.  The Executive Committee, to the extent permitted by law and provided in the resolution of the Board of Directors shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopting, amending or repealing any bylaw of the Corporation.

(b)           Other Committees.  The Board of Directors may, from time to time, appoint such other committees as may be permitted by law.  Such other committees appointed by the Board of Directors shall consist of one (1) or more members of the Board of Directors and shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committees, but in no event shall any such committee have the powers denied to the Executive Committee in these Bylaws.

(c)           Term.  The Board of Directors, subject to any requirements of any outstanding series of Preferred Stock and the provisions of subsections (a) or (b) of this Bylaw may at any time increase or decrease the number of members of a committee or terminate the existence of a committee.  The membership of a committee member shall terminate on the date of his death or voluntary resignation from the committee or from the Board of Directors.  The Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee.  The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

(d)           Meetings.  Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this Section 25 shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter.  Special meetings of any such committee may be held at any place which has been determined from time to time by such committee, and may be called by any director who is a member of such committee, upon notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors.  Notice of any special meeting of any committee may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends such special meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.  Unless otherwise provided by the Board of Directors in the resolutions authorizing the creation of the committee, a majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

Section 26.                      Organization.  At every meeting of the directors, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or if the President is absent, the most senior Vice President, (if a director) or, in the absence of any such person, a chairman of the meeting chosen by a majority of the directors present, shall preside over the meeting.  The Secretary, or in his absence, any Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

ARTICLE V

OFFICERS

Section 27.                      Officers Designated.  The officers of the Corporation may include, if and when designated by the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer, the President, one or more Vice Presidents, the Secretary, the Chief Financial Officer, the Treasurer and the Controller, all of whom may be elected at the annual organizational meeting of the Board of Directors.  The Board of Directors may also appoint one or more Assistant Secretaries, Assistant Treasurers, Assistant Controllers and such other officers and agents with such powers and duties as it shall deem necessary.  The Board of Directors may assign such additional titles to one or more of the officers as it shall deem appropriate.  Any one person may hold any number of offices of the Corporation at any one time unless specifically prohibited therefrom by law.  The salaries and other compensation of the officers of the Corporation shall be fixed by or in the manner designated by the Board of Directors.

Section 28.                      Tenure and Duties of Officers.

(a)           General.  All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed.  Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors.  If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

(b)           Duties of Chairman of the Board of Directors.  The Chairman of the Board of Directors, when present, shall preside at all meetings of the stockholders and the Board of Directors.  The Chairman of the Board of Directors shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time.  If there is no President, then the Chairman of the Board of Directors shall also serve as the Chief Executive Officer of the Corporation and shall have the powers and duties prescribed in paragraph (c) of this Section 28.

(c)           Duties of President.  The President shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board of Directors has been appointed and is present.  Unless some other officer has been elected Chief Executive Officer of the Corporation, the President shall be the chief executive officer of the Corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the Corporation.  The President shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

(d)           Duties of Vice Presidents.  The Vice Presidents may assume and perform the duties of the President in the absence or disability of the President or whenever the office of President is vacant.  The Vice Presidents shall perform other duties commonly incident to their office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

(e)           Duties of Secretary.  The Secretary shall attend all meetings of the stockholders and of the Board of Directors and shall record all acts and proceedings thereof in the minute book of the Corporation.  The Secretary shall give notice in conformity with these Bylaws of all meetings of the stockholders and of all meetings of the Board of Directors and any committee thereof requiring notice.  The Secretary shall perform all other duties provided for in these Bylaws and other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time.  The President may direct any Assistant Secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

(f)           Duties of Chief Financial Officer.  The Chief Financial Officer shall keep or cause to be kept the books of account of the Corporation in a thorough and proper manner and shall render statements of the financial affairs of the Corporation in such form and as often as required by the Board of Directors or the President.  The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the Corporation.  The Chief Financial Officer shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.  The President may direct the Treasurer or any Assistant Treasurer, or the Controller or any Assistant Controller to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Treasurer and Assistant Treasurer and each Controller and Assistant Controller shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

Section 29.                      Delegation of Authority.  The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

Section 30.                      Resignations.  Any officer may resign at any time by giving notice in writing or by electronic transmission notice to the Board of Directors or to the President or to the Secretary.  Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time.  Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective.  Any resignation shall be without prejudice to the rights, if any, of the Corporation under any contract with the resigning officer.

Section 31.                      Removal.  Any officer may be removed from office at any time, either with or without cause, by the affirmative vote of a majority of the directors in office at the time, or by the unanimous written consent of the directors in office at the time, or by any committee or superior officers upon whom such power of removal may have been conferred by the Board of Directors.

ARTICLE VI

CERTAIN TRANSACTIONS

Section 32.                      Transactions with Interested Parties.  No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other Corporation, partnership, association or other organization in which one or more of its directors or officers are directors or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board or committee thereof which authorizes the contract or transaction or solely because the vote or votes of such director or officer are counted for such purpose, if:

(a)           the material facts as to such director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the Board or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

(b)           the material facts as to such director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

(c)           the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board, a committee thereof or the stockholders.

Section 33.                      Quorum. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board or of a committee which authorizes the contract or transaction.

ARTICLE VII

EXECUTION OF CORPORATE INSTRUMENTS AND VOTING

OF SECURITIES OWNED BY THE CORPORATION

Section 34.                      Execution of Corporate Instruments.  The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the Corporation any corporate instrument or document, or to sign on behalf of the Corporation the corporate name without limitation, or to enter into contracts on behalf of the Corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the Corporation.

All checks and drafts drawn on banks or other depositaries on funds to the credit of the Corporation or in special accounts of the Corporation shall be signed by such person or persons as the Board of Directors shall authorize so to do.

Unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

Section 35.                      Voting of Securities Owned by the Corporation.  All stock and other securities of other Corporations owned or held by the Corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors, or, in the absence of such authorization, by the Chairman of the Board of Directors, the Chief Executive Officer, the President, or any Vice President.

ARTICLE VIII

SHARES OF STOCK

Section 36.                      Form and Execution of Certificates.  Certificates for the shares of stock of the Corporation shall be in such form as is consistent with the Certificate of Incorporation and applicable law.  Every holder of stock in the Corporation shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman of the Board of Directors, or the President or any Vice President and by the Treasurer or Assistant Treasurer or the Secretary or Assistant Secretary, certifying the number of shares owned by him in the Corporation.  Any or all of the signatures on the certificate may be facsimiles.  In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.  Each certificate shall state upon the face or back thereof, in full or in summary, all of the powers, designations, preferences, and rights, and the limitations or restrictions of the shares authorized to be issued or shall, except as otherwise required by law, set forth on the face or back a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.  Within a reasonable time after the issuance or transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this section or otherwise required by law or with respect to this section a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

Section 37.                      Lost Certificates.  A new certificate or certificates shall be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed.  The Corporation may require, as a condition precedent to the issuance of a new certificate or certificates, the owner of such lost, stolen, or destroyed certificate or certificates, or the owner’s legal representative, to agree to indemnify the Corporation in such manner as it shall require or to give the Corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen, or destroyed.

Section 38.                      Transfers.

(a)           Transfers of record of shares of stock of the Corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and upon the surrender of a properly endorsed certificate or certificates for a like number of shares.

(b)           The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.

Section 39.                      Fixing Record Dates.

(a)           In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, subject to applicable law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting.  If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.  A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

(b)           In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors.  Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Secretary, request the Board of Directors to fix a record date.  The Board of Directors shall promptly, but in all events within ten (10) days after the date on which such a request is received, adopt a resolution fixing the record date.  If no record date has been fixed by the Board of Directors within ten (10) days of the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded.  Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.  If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

(c)           In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action.  If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 40.                      Registered Stockholders.  The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

ARTICLE IX

OTHER SECURITIES OF THE CORPORATION

Section 41.                      Execution of Other Securities.  All bonds, debentures and other corporate securities of the Corporation, other than stock certificates (covered in Section 34), may be signed by the Chairman of the Board of Directors, the President or any Vice President, or such other person as may be authorized by the Board of Directors, and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Chief Financial Officer or Treasurer or an Assistant Treasurer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature, or where permissible facsimile signature, of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signatures of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons.  Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer or an Assistant Treasurer of the Corporation or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person.  In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the Corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the Corporation.

ARTICLE X

DIVIDENDS

Section 42.                      Declaration of Dividends.  Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation and applicable law, if any, may be declared by the Board of Directors pursuant to law at any regular or special meeting.  Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation and applicable law.

Section 43.                      Dividend Reserve.  Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board of Directors shall think conducive to the interests of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

ARTICLE XI

FISCAL YEAR

Section 44.                      Fiscal Year.  The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

ARTICLE XII

INDEMNIFICATION

Section 45.                      Indemnification of Directors, Executive Officers, Other Officers, Employees and Other Agents.

(a)           Directors and Executive Officers.  The Corporation shall indemnify its directors and executive officers (for the purposes of this Article XI, “executive officers” shall have the meaning defined in Rule 3b-7 promulgated under the 1934 Act) to the fullest extent not prohibited by the DGCL or any other applicable law; provided, however, that the Corporation may modify the extent of such indemnification by individual contracts with its directors and executive officers; and, provided, further, that the Corporation shall not be required to indemnify any director or executive officer in connection with any proceeding (or part thereof) initiated by such person unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the Corporation, (iii) such indemnification is provided by the Corporation, in its sole discretion, pursuant to the powers vested in the Corporation under the Delaware General Corporation Law or any other applicable law or (iv) such indemnification is required to be made under subsection (d).

(b)           Employees and Other Agents.  The Corporation shall have power to indemnify its employees and other agents as set forth in the DGCL or any other applicable law.  The Board of Directors shall have the power to delegate the determination of whether indemnification shall be given to any such person to such officers or other persons as the Board of Directors shall determine.

(c)           Expenses.  The Corporation shall advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or executive officer, of the Corporation, or is or was serving at the request of the Corporation as a director or executive officer of another Corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefor, all expenses incurred by any director or executive officer in connection with such proceeding, provided, however, that, if the DGCL requires, an advancement of expenses incurred by a director or executive officer in his or her capacity as a director or executive officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified for such expenses under this Section 43 or otherwise.

Notwithstanding the foregoing, unless otherwise determined pursuant to paragraph (e) of this Bylaw, no advance shall be made by the Corporation to an executive officer of the Corporation (except by reason of the fact that such executive officer is or was a director of the Corporation, in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made  (i) by a majority vote of a quorum consisting of directors who were not parties to the proceeding, even if not a quorum, or (ii) by a committee of such directors designated by a majority of such directors, even though less than a quorum, or (iii) if there are no such directors, or such directors so direct, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Corporation.

(d)           Enforcement.  Without the necessity of entering into an express contract, all rights to indemnification and advances to directors and executive officers under this Bylaw shall be deemed to be contractual rights and be effective to the same extent and as if provided for in a contract between the Corporation and the director or executive officer.  Any right to indemnification or advances granted by this Bylaw to a director or executive officer shall be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor.  The claimant in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting the claim.  In connection with any claim for indemnification, the Corporation shall be entitled to raise as a defense to any such action that the claimant has not met the standards of conduct that make it permissible under the DGCL or any other applicable law for the Corporation to indemnify the claimant for the amount claimed.  Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the DGCL or any other applicable law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.  In any suit brought by a director or executive officer to enforce a right to indemnification or to an advancement of expenses hereunder, the burden of proving that the director or executive officer is not entitled to be indemnified, or to such advancement of expenses, under this Article XI or otherwise shall be on the Corporation.

(e)           Non-Exclusivity of Rights.  The rights conferred on any person by this Bylaw shall not be exclusive of any other right which such person may have or hereafter acquire under any applicable statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office.  The Corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the DGCL or any other applicable law.

(f)           Survival of Rights.  The rights conferred on any person by this Bylaw shall continue as to a person who has ceased to be a director, executive officer, officer, employee or other agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

(g)           Insurance.  To the fullest extent permitted by the DGCL, or any other applicable law, the Corporation, upon approval by the Board of Directors, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to this Bylaw.

(h)           Amendments.  Any repeal or modification of this Bylaw shall only be prospective and shall not affect the rights under this Bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the Corporation.

(i)           Saving Clause.  If this Bylaw or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director and executive officer to the full extent not prohibited by any applicable portion of this Bylaw that shall not have been invalidated, or by any other applicable law.  If this Section 43 shall be invalid due to the application of the indemnification provisions of another jurisdiction, then the Corporation shall indemnify each director and executive officer to the full extent under applicable law.

(j)           Certain Definitions.  For the purposes of this Bylaw, the following definitions shall apply:

(1)           The term “proceeding” shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

(2)           The term “expenses” shall be broadly construed and shall include, without limitation, court costs, attorneys’ fees, witness fees, fines, amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any proceeding.

(3)           The term the “Corporation” shall include, in addition to the resulting Corporation, any constituent Corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent Corporation, or is or was serving at the request of such constituent Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Bylaw with respect to the resulting or surviving Corporation as he would have with respect to such constituent Corporation if its separate existence had continued.

(4)           References to a “director,” “executive officer,” “officer,” “employee,” or “agent” of the Corporation shall include, without limitation, situations where such person is serving at the request of the Corporation as, respectively, a director, executive officer, officer, employee, trustee or agent of another Corporation, partnership, joint venture, trust or other enterprise.

(5)           References to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Bylaw.

ARTICLE XIII

NOTICES

Section 46.                      Notices.

(a)           Notice to Stockholders.  Written notice to stockholders of stockholder meetings shall be given as provided in Section 7 herein.  Without limiting the manner by which notice may otherwise be given effectively to stockholders under any agreement or contract with such stockholder, and except as otherwise required by law, written notice to stockholders for purposes other than stockholder meetings may be sent by United States mail or nationally recognized overnight courier, or by facsimile, telegraph or telex or by electronic mail or other electronic means.

(b)           Notice to Directors.  Any notice required to be given to any director may be given by the method stated in subsection (a), or as provided for in Section 21 of these Bylaws. If such notice is not delivered personally, it shall be sent to such address as such director shall have filed in writing with the Secretary, or, in the absence of such filing, to the last known post office address of such director.

(c)           Affidavit of Mailing.  An affidavit of mailing, executed by a duly authorized and competent employee of the Corporation or its transfer agent appointed with respect to the class of stock affected or other agent, specifying the name and address or the names and addresses of the stockholder or stockholders, or director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall in the absence of fraud, be prima facie evidence of the facts therein contained.

(d)           Methods of Notice.  It shall not be necessary that the same method of giving notice be employed in respect of all recipients of notice, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.

(e)           Notice to Person with Whom Communication Is Unlawful.  Whenever notice is required to be given, under any provision of law or of the Certificate of Incorporation or Bylaws of the Corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person.  Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given.  In the event that the action taken by the Corporation is such as to require the filing of a certificate under any provision of the DGCL, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

ARTICLE XIV

FORUM FOR LITIGATION

Section 47.                      Exclusive Forum for Certain Litigation. Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director or officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation or any director or officer or other employee of the Corporation arising pursuant to any provision of the Delaware General Corporation Law or the Certificate of InCorporation or these bylaws (in each case, as they may be amended from time to time), or (iv) any action asserting a claim against the Corporation or any director or officer or other employee of the Corporation governed by the internal affairs doctrine shall be a state court located within the State of Delaware (or, if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware).

ARTICLE XV

AMENDMENTS

Section 48.                      Amendments.  The Board of Directors is expressly empowered to adopt, amend or repeal Bylaws of the Corporation.  The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by the Certificate of Incorporation, the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of the Bylaws of the Corporation.

APPENDIX C

ARTICLES OF TRANSFER

OF

TRACK GROUP, INC.

June __, 2016

Pursuant to the provisions of the Utah Revised Business Corporation Act, as amended, Track Group, Inc., a Utah corporation (the “Corporation”), adopts the following Articles of Transfer and certifies as follows:

1.          The name of the Corporation prior to the transfer contemplated herein is Track Group, Inc.  The name of the Corporation following the transfer is Track Group, Inc.

2.          The Corporation’s original Articles of Incorporation were filed with the Utah Division of Corporations and Commercial Code (the “Division”) on July 27, 1995.

3.          The Corporation shall be converted from a Utah corporation to a Delaware corporation pursuant to duly executed Delaware Certificate of Conversion and Certificate of Incorporation.

4.          The effective date of the transfer described herein shall be the date upon which these Articles of Transfer are filed with the Division of Corporations and Commercial Code of the Department of Commerce of the State of Utah.

5.          The transfer of the Corporation has been approved by a majority of the votes cast at a meeting of the Corporation’s shareholders by the holders of shares entitled to vote thereon.

6.          The existence of the Corporation as a domestic corporation of Utah shall cease when these Articles of Transfer are filed.

7.          The Corporation agrees that it may be served with process in Utah in any proceeding for enforcement of any obligation of the Corporation arising while it was a corporation under the laws of the State of Utah, and irrevocably appoints the director of the Division as the Corporation’s agent to accept service for process in any proceeding.  The Division may send a copy of any such service of process to DJP Corporate Services Salt Lake, located at 111 East Broadway, Suite 900, Salt Lake City, Utah 84111.  The Corporation shall give the Division written notice of any change in address where a copy of service of process may be sent.

[Signature page follows]

C-1

IN WITNESS WHEREOF, the undersigned hereby certifies and verifies, under penalties of perjury, that the facts stated in these Articles of Transfer are true and accurate and executes and delivers these Articles of Transfer this _______ day of _____________, 2016.

Track Group, Inc.
a Utah corporation

By:
Name: Guy Dubois
Title: Executive Committee Member, Acting Chief Executive Officer

C-2

APPENDIX D

CERTIFICATE OF CONVERSION

CONVERTING

TRACK GROUP, INC.

a Utah corporation

to

TRACK GROUP, INC.

a Delaware corporation

This Certificate of Conversion is being duly executed and filed by the person authorized to sign this Certificate of Conversion on behalf of Track Group, Inc., a Utah corporation (the ”Converting Corporation”), to convert the Converting Corporation to Track Group, Inc., a Delaware corporation (the “Resulting Corporation”), under the General Corporation Law of the State of Delaware.

1.          The date on which, and the jurisdiction where, the Converting Corporation was first incorporated are as follows:

Date	Jurisdiction

July 27, 1995	State of Utah

2.          The name and type of entity of the Converting Corporation immediately prior to the filing of this Certificate of Conversion is Track Group, Inc., a Utah corporation.

3.          The name of the Resulting Corporation as set forth in its certificate of incorporation filed in accordance with subsection (b) of Section 265 of the General Corporation Law of the State of Delaware is “Track Group, Inc.”

[Signature page follows]

D-1

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Conversion this __ day of __________, 2016.

Track Group, Inc.

By:
Name: Guy Dubois
Title: Executive Committee Member, Acting Chief Executive Officer

D-2